LETTER  TO  OUR  SHAREHOLDERS

Dear  Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2001  FIRST  QUARTER  RESULTS

In the first quarter of 2001, the investment portfolio declined 22% (before expenses). Our net asset value declined 23% from $6.92 to $5.35. This year definitely got off to a rocky start. However, after watching the NASDAQ hit all-time highs during the first quarter of 2000 and ending the year with record setting declines, we are reminded that first quarter results are not necessarily indicative of full-year results. In last year's First Quarter Report, I warned of a potential bear market ahead. I am encouraged this year by the necessary ingredients for a meaningful upturn in most of the stock markets we invest in. As of this writing, our NAV has increased to $6.04.

WHAT  I  LIKE  NOW

Our major purchases in the first few weeks of 2001 were domestic companies that will hopefully prove strong in a weak economy, judging from their unblemished track records over past economic down cycles. In our recent Annual Report, we detailed these first three major 2001 investments: MEN'S WEARHOUSE, POMEROY COMPUTER RESOURCES, and STRAYER EDUCATION.

In the case of Strayer, we gained nearly 16% in a short time while NASDAQ stocks in general continued to be devastated. The long-term outlook for the company, however, has become far more uncertain due to New Mountain Capital, LLC (a New York-based private equity investment firm) taking control of this heretofore superbly managed company. Without the evidence of profitable management by the new team, I felt it prudent to sell our Strayer shares.

Our portfolio also saw a return of an electronics manufacturer during the first quarter. PLEXUS, an outsourcing manufacturer for major electronics device designers, was eliminated last year when they were still considerably overvalued. Following substantial share price declines, this solid company became available at bargain prices, as these types of stocks are currently out of favor. Timing of their fiscal year (Sept. 30) could greatly aid Plexus' full year 2001 comparative earnings, as their year began with a bang of more than 70% growth in operating earnings during the first fiscal quarter (Dec. 31).

2001  OUTLOOK

For the first time in history, the Federal Reserve cut interest rates twice in the same month during January, 2001. The broad market is coming off a good base made from late 2000 through early April 2001, and historical indicators continue to tell us it is time to be investing in stocks. We are quite excited about returning to a fully invested position, yet mindful of the risks to earnings growth posed by the slowing of the economy, and of possible short-term volatility in the market.

Fortunately, the Bank of England has joined the Federal Reserve in cutting interest rates. This prompted us during the first quarter to add significantly to some of the best managed British companies already in our portfolio: ROXBORO PLC, a rapidly growing tech company; RATHBONE BROTHERS PLC, a consistently growing investment manager; and JARDINE LLOYD THOMPSON, an independent wholesale insurance broker. All three have been profitable for us for years, and we are hopeful for continued growth.

In the beginning weeks of the second quarter, we made additional purchases, including a brand new domestic investment. There continues to be the potential for other British companies to meet our criteria for stock selection, even as domestic share prices are starting to rally. Be sure to watch for our second quarter report which will discuss the portfolio's new additions. All in all, this gives me a lot to be excited about.

Sincerely,




Barry  Ziskin                                                      May 15, 2001

Z-SEVEN  FUND  PRIVACY  NOTICE

Under a new Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you to any other party, and to maintain strict security over personal information about you in our possession. We describe these policies in further detail below.

We  collect nonpublic personal information about you from the following sources:

- Information we receive from you on account applications, information forms, and other shareholder interactions;

-    Information about your transactions with us, our affiliates, or others; and

-    Information  we  may  receive  from  a  consumer  reporting  agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FORWARD  LOOKING  STATEMENTS

When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund, the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information. Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.


BOARD OF DIRECTORS                                          OFFICERS
Barry Ziskin                                                Barry Ziskin
Albert Feldman                                              President, Treasurer
Maria De Los Santos
Dr. Jeffrey Shuster                                         Barbara Perleberg
Rochelle Ziskin                                             Secretary

INVESTMENT ADVISER                                          CUSTODIAN
TOP Fund Management, Inc.                                   Chase Manhattan Bank

TRANSFER AGENT                                              INDEPENDENT AUDITORS
Wells Fargo                                                 KPMG LLP
Shareowner Services

GENERAL COUNSEL                                             CORPORATE OFFICE
Kilpatrick Stockton LLP                                     1819 S. Dobson Road
                                                            Suite 109
STOCK LISTINGS                                              Mesa, AZ  85202
NASDAQ                                                      (480) 897-6214
Symbol:  ZSEV                                               Fax  (480) 345-9227
Pacific Exchange                                            Z-Seven.com
Symbol:  ZSE                                                Zseven@aol.com

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  March 31, 2001   (Unaudited)

---------------------------------------------------------------------
Investment Securities (a)                                   Value
---------------------------------------------------------------------
Common Stocks                                   Shares
---------------------------------------------------------------------
Apparel & Accessories  -  4.6%
  Abbeycrest Plc                                  10,000  $    12,625
  Quiksilver, Inc. (b)                            17,650      469,490
                                                          -----------
                                                              482,115
                                                          -----------
Automotive  -  2.3%
  Strattec Security Corporation (b)                7,800      246,675
                                                          -----------
                                                              246,675
                                                          -----------
Building & Materials  -  6.3%
  Barratt Developments Plc                        70,000      336,014
  Hughes Supply                                   12,200      180,316
  NCI Building Systems, Inc. (b)                   9,400      152,844
                                                              669,174
Computer & Related  -  9.5%
  Insight Enterprises, Inc. (b)                    9,280      185,600
  Pomeroy Computer
      Resources, Inc. (b)                         58,234      815,276
                                                          -----------
                                                            1,000,876
                                                          -----------
Consumer Products (other) - 1.0%
  Day Runner, Inc. (b)                             3,360          735
  Lindt & Spr ngli AG                                230      108,649
                                                          -----------
                                                              109,384
                                                          -----------
Electrical & Electronics - 16.3%
  Roxboro Group Plc                              162,700      632,447
  Technitrol, Inc.                                25,200      596,232
  Plexus                                          20,100      503,756
                                                          -----------
                                                            1,732,435
                                                          -----------
Financial Services - 17.7%
  Brewin Dolphin                                 172,500      264,529
  Jardine Lloyd Thompson Group Plc               140,700      952,356
  Rathbone Brothers Plc                           58,000      657,761
                                                          -----------
                                                            1,874,646
                                                          -----------
Health & Personal Care  -  4.2%
  National Dentex Corporation (b)                 13,300      294,263
  Novartis AG                                         99      154,168
  Syngenta                                            24        1,188
                                                          -----------
                                                              449,619
                                                          -----------
Leisure  -  0.2%
  Ballantyne of Omaha, Inc. (b)                   50,505       20,202
                                                          -----------
                                                               20,202
                                                          -----------
Multi-Industry  -  3.4%
  VT Holding A/S (Cl B)                           10,565      356,220
                                                          -----------
                                                              356,220
                                                          -----------


Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at March 31, 2001 Continued (Unaudited)

---------------------------------------------------------------------
Investment Securities (a)                                   Value
---------------------------------------------------------------------
Common Stocks                                  Shares
---------------------------------------------------------------------
Retail  -  8.2%
  Grow Biz International, Inc. (b)                 7,700  $    36,575
  The Men's Wearhouse, Inc. (b)                   35,800      766,120
  Westfair Foods                                     360       68,711
                                                          -----------
                                                              871,406
---------------------------------------------------------------------
Total Common Stocks - 73.7%
      (Cost $7,633,567)                                     7,812,752
---------------------------------------------------------------------
Options                                        Contracts
---------------------------------------------------------------------
Nasdaq Mini 100 Index Calls - 5.4%
  Expires 4/20/01 (Cost $876,090)                    159      575,580

---------------------------------------------------------------------
Total Investment in Securities - 79.1%
    (Cost $8,509,657)                                     $ 8,388,332
Cash, Receivables, and Other Assets
    less Liabilities  - 20.9%                               2,211,610
---------------------------------------------------------------------
Net Assets  -  100.0%
    (Equivalent to $5.35 per share based
    on 1,981,935 shares of capital stock
    Outstanding)                                          $10,599,942
=====================================================================
(a)   Percentages are based on net assets of $10,599,942.
(b)   Non-income  producing  investment.
---------------------------------------------------------------------
Common Stocks by Country
---------------------------------------------------------------------
Percent    Country                                        Value
---------------------------------------------------------------------
54.6 %     United States                                  $ 4,268,084
36.5       United Kingdom                                   2,855,732
4.6        Denmark                                            356,220
3.4        Switzerland                                        264,005
0.9        Canada                                              68,711
---------------------------------------------------------------------
100.0%                                                    $ 7,812,752
---------------------------------------------------------------------